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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 25, 2001


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
         ---------------------------------------------------------------
                           (Exact name of registrant)


         New York                    333-64131                 13-3436103
----------------------------  ------------------------   -----------------------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)


               270 Park Avenue, New York, NY                   10017
               -------------------------------------------     -------------
               (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:           (212) 270-6000

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Item 5.  Other Events:

         On or about May 25, 2001, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1 and its Chase Funding Loan Acquisition Trust Mortgage Loan Asset-Backed Certificates, Series 2001-C1 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            --------          -----------

              20.1 Monthly Reports with respect to the May 25, 2001 distribution


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 8, 2001

                                          THE CHASE MANHATTAN BANK,
                                          As Paying Agent, on behalf of Chase
                                          Funding, Inc.


                                          By: /s/ Andrew M. Cooper
                                          -----------------------------------
                                          Name:  Andrew M. Cooper
                                          Title: Trust Officer


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                             INDEX TO EXHIBITS
                             -----------------

Exhibit No.                  Description
---------------              -----------------
20.1                         Monthly Reports with respect to the distribution to
                             certificateholders on May 25, 2001.